                                  EXHIBIT 99.1

The following unaudited condensed consolidated pro forma balance sheet as of March 31, 2000 and unaudited condensed consolidated pro forma statement of operations for the nine months ended March 31, 2000 reflect the financial effects of the purchase, on May 11, 2000, of the stock of ParaComm, Inc. ("ParaComm") by a wholly owned subsidiary of DualStar Technologies Corporation (the "Company" or "DualStar"). The Company issued 774,997 shares of common stock and warrants to purchase 25,000 shares of common stock with an exercise price of $15 per share as consideration for the purchase of ParaComm. For the pro forma balance sheet, it is assumed that the purchase occurred as of March 31, 2000. For the pro forma statement of operations, it is assumed that the purchase occurred at the beginning of the fiscal period. The revenues and results of operations included in the unaudited condensed consolidated pro forma statement of operations are not considered necessarily to be indicative of anticipated results of operations for periods subsequent to the transaction, nor are they considered necessarily to be indicative of the results of operations for the period specified had the transaction actually been completed at the beginning of the fiscal period.

               DUALSTAR TECHNOLOGIES CORPORATION AND SUBSIDIARIES
            UNAUDITED CONDENSED CONSOLIDATED PRO FORMA BALANCE SHEET
                                 MARCH 31, 2000

                                                        DUALSTAR
                                                      CONSOLIDATED       PARACOMM         PRO FORMA
                                                       HISTORICAL       HISTORICAL       ADJUSTMENTS           PRO FORMA
                                                       ----------       ----------       -----------           ---------
ASSETS
CURRENT ASSETS:
  Cash                                                $16,478,080          $262,748                           $16,740,828
  Contracts receivable - net                            1,414,344            78,037                             1,492,381
  Deferred tax assets - current                           178,000                                                 178,000
  Prepaid expenses and sundry receivable                  387,880             9,500                               397,380
  Net assets of discontinued operations                10,964,832                                              10,964,832
                                                 ----------------------------------------------------     ----------------
TOTAL CURRENT ASSETS                                   29,423,136           350,285                -          29,773,421

Property and equipment - net                            2,417,769         1,198,135                             3,615,904

OTHER ASSETS:
  Capitalized subscriber list                                                             $1,385,858  (a)       1,385,858
  Goodwill                                                                                   303,863  (b)         303,863
  Deferred income taxes assets                          1,574,000           163,480                             1,737,480
  Other assets                                          1,616,171             1,832                             1,618,003
                                                 ----------------------------------------------------     ----------------
TOTAL ASSETS                                          $35,031,076        $1,713,732       $1,689,721          $38,434,529
                                                 ====================================================     ================


      See notes to unaudited condensed consolidated pro forma balance sheet

               DUALSTAR TECHNOLOGIES CORPORATION AND SUBSIDIARIES
            UNAUDITED CONDENSED CONSOLIDATED PRO FORMA BALANCE SHEET
                                 MARCH 31, 2000

                                                        DUALSTAR
                                                      CONSOLIDATED       PARACOMM         PRO FORMA
                                                       HISTORICAL       HISTORICAL       ADJUSTMENTS          PRO FORMA
                                                       ----------       ----------       -----------          ---------
LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
  Accounts payable                                     $1,124,952          $104,328                            $1,229,280
  Accrued expenses and sundry liabilities                 684,259            73,862         $100,000  (c)         858,121
  Promissory note payable                               7,000,000                                               7,000,000
                                                 ----------------------------------------------------     ----------------
TOTAL CURRENT LIABILITIES                               8,809,211           178,190          100,000            9,087,401

Mortgage payable - net of current portion               1,728,269                                               1,728,269
Other liabilities                                         124,916                                                 124,916
                                                 ----------------------------------------------------     ----------------
TOTAL LIABILITIES                                      10,662,396           178,190          100,000           10,940,586
                                                 ----------------------------------------------------     ----------------

SHAREHOLDERS' EQUITY:
  Common stock                                            157,016               100            7,650  (c)         164,766
  Additional paid in capital                           41,038,308         2,199,900          917,613  (c)      44,155,821
  Accumulated deficit                                (14,637,394)         (664,458)          664,458  (c)    (14,637,394)
  Deferred compensation                               (2,189,250)                                             (2,189,250)
                                                 ----------------------------------------------------     ----------------
TOTAL SHAREHOLDERS' EQUITY                             24,368,680         1,535,542        1,589,721           27,493,943
                                                 ----------------------------------------------------     ----------------

TOTAL LIABILITIES & SHAREHOLDERS' EQUITY              $35,031,076        $1,713,372       $1,689,721          $38,434,529
                                                 ====================================================     ================


      See notes to unaudited condensed consolidated pro forma balance sheet

               DUALSTAR TECHNOLOGIES CORPORATION AND SUBSIDIARIES
        NOTES TO UNAUDITED CONDENSED CONSOLIDATED PRO-FORMA BALANCE SHEET

The pro forma adjustment reflects the purchase of ParaComm, Inc. as of March 31, 2000. The transaction consists of issuance of (1) 774,997 shares of Company common stock, and (2) warrants to purchase 25,000 shares of common stock, which are exercisable at $15.00 per share. The transaction is accounted for under the purchase method. The total consideration for the purchase was estimated as $3,225,263, based upon the value of DualStar common stock at time of the purchase, the estimated value of the warrants issued, and related transaction costs.

The pro forma balance sheet reflects the following adjustments based upon a preliminary allocation of the purchase price to the fair value of the assets and liabilities acquired:

(a) Capitalized subscriber list would increase by $1,385,858 based on the number of ParaComm's subscribers multiplied by a per subscriber valuation factor.

(b) The excess of the consideration given, i.e. common stock, warrants and transaction costs, over the fair value of the net assets acquired as of March 31, 2000 would be assigned to goodwill.

(c) For the issuance of common stock and warrants and for the related transaction costs, the common stock would increase by $7,650, the additional paid-in capital would increase by $917,613, the accumulated deficit would decrease by $664,458, and accrued expenses would increase by $100,000.

               DUALSTAR TECHNOLOGIES CORPORATION AND SUBSIDIARIES
       UNAUDITED CONDENSED CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS
                    FOR THE NINE MONTHS ENDED MARCH 31, 2000



                                                       DUALSTAR           PARACOMM         PRO FORMA
                                                      HISTORICAL         HISTORICAL        ADJUSTMENT          PRO FORMA
                                                      ----------         ----------        ----------          ---------
Revenues                                              $3,689,423           $201,942                             $3,891,365
Cost of revenues                                       3,547,723             48,226                              3,595,949
                                              --------------------------------------------------------     ----------------

Gross profit                                             141,700            153,716                                295,416
General and administrative expenses                    4,469,965            981,654          $148,485  (a)
                                                                                               15,193  (b)       5,615,297
                                              --------------------------------------------------------     ----------------

Loss before provision for income taxes               (4,328,265)          (827,938)         (163,678)          (5,319,881)
Provision for income taxes (benefit)                      40,000          (163,480)                              (123,480)
                                              --------------------------------------------------------     ----------------

Loss from continuing operations                      (4,368,265)          (664,458)         (163,678)          (5,196,401)
Loss from discontinued operations                    (1,872,710)                                               (1,872,710)
                                              --------------------------------------------------------     ----------------

Net loss                                            ($6,240,975)         ($664,458)        ($163,678)         ($7,069,111)
                                              ========================================================     ================

Basic and diluted loss per share:
  Net loss per share                                     $(0.38)                                                   $(0.57)
  Weighted average shares outstanding                11,609,429                                                12,384,426



PRO FORMA ADJUSTMENTS:

(a) Adjusts to amortize capitalized subscriber list over 7 years.

(b) Adjusts to amortize goodwill over 15 years.


See note to unaudited condensed consolidated pro forma statements of operations

               DUALSTAR TECHNOLOGIES CORPORATION AND SUBSIDIARIES
   NOTE TO UNAUDITED CONDENSED CONSOLIDATED PRO-FORMA STATEMENTS OF OPERATIONS

ParaComm, Inc. commenced business in July 1999. Accordingly, no pro forma statement of operations for the year ended June 30, 1999 is presented in this filing.